                                                                      EXHIBIT 17

                                 FORM OF PROXY


                   [Logo]                               YOUR VOTE IS IMPORTANT!
                  [Address]
                                                         VOTE TODAY BY MAIL OR
                                                          TOUCH-TONE PHONE
                                                 CALL TOLL FREE 1-XXX-XXX-XXXX

                                            Please fold and detach card at
                                            perforation before mailing.

 *** CONTROL NUMBER: xxx xxx xxx xxx xx ***


                          KEMPER HORIZON 5 PORTFOLIO
                            Kemper Variable Series
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) [       ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         3:30 p.m., on March 14, 2001

     The undersigned hereby appoints Kathryn L. Quirk, Philip J. Collora, Maureen E. Kane and Caroline Pearson, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Kemper Horizon 5 Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on March 14, 2001 at 3:30 p.m., Eastern time, and at any adjournments thereof.

                                    PLEASE SIGN AND RETURN PROMPTLY IN THE
                                    ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                    Dated ____________________________, 2001

                                    Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

               [Name]               _________________________________________
               [Address]            _________________________________________
                                         Signature(s) of Shareholder(s)

                   [Logo]                              YOUR VOTE IS IMPORTANT!
                  [Address]
                                                        VOTE TODAY BY MAIL OR
                                                         TOUCH-TONE PHONE
                                                  CALL TOLL FREE 1-xxx-xxx-xxxx

          Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER HORIZON 5 PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                    ---

                  Please vote by filling in the boxes below.

                                                       FOR     AGAINST   ABSTAIN

PROPOSAL 1
----------

To elect Trustees of the Trust.                        [_]     [_]       [_]

NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham,
(03) Linda C. Coughlin, (04) Donald L. Dunaway,
(05) James R. Edgar, (06) William F. Glavin,
(07) Robert B. Hoffman, (08) Shirley D. Peterson,
(09) Fred B. Renwick, (10) William P. Sommers,
(11) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

____________________________________________________

PROPOSAL 2
----------

To approve an Agreement and Plan of Reorganization     [_]     [_]       [_]
as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 5 Portfolio to Kemper
Total Return Portfolio, (ii) the distribution to each shareholder of Kemper Horizon 5 Portfolio shares of beneficial interest of Kemper Total
Return Portfolio in an amount equal in value to their shares of Kemper Horizon 5 Portfolio, and
(iii) the termination of Kemper Horizon 5 Portfolio.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the        [_]      [_]     [_]
independent auditors for Kemper Horizon 5 Portfolio for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE

                                 FORM OF PROXY

                   [Logo]                               YOUR VOTE IS IMPORTANT!
                  [Address]
                                                         VOTE TODAY BY MAIL OR
                                                           TOUCH-TONE PHONE
                                                  CALL TOLL FREE 1-XXX-XXX-XXXX

                                             Please fold and detach card at
                                             perforation before mailing.

*** CONTROL NUMBER: xxx xxx xxx xxx xx ***

                         KEMPER HORIZON 10+ PORTFOLIO
                            Kemper Variable Series
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) [       ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         3:30 p.m., on March 14, 2001

     The undersigned hereby appoints Kathryn L. Quirk, Philip J. Collora, Maureen E. Kane and Caroline Pearson, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Kemper Horizon 10+ Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on March 14, 2001 at 3:30 p.m., Eastern time, and at any adjournments thereof.

                                    PLEASE SIGN AND RETURN PROMPTLY IN THE
                                    ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                    Dated ____________________________, 2001

                                    Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

               [Name]               __________________________________________
               [Address]            __________________________________________
                                         Signature(s) of Shareholder(s)

                   [Logo]                              YOUR VOTE IS IMPORTANT!
                  [Address]
                                                        VOTE TODAY BY MAIL OR
                                                         TOUCH-TONE PHONE
                                                 CALL TOLL FREE 1-xxx-xxx-xxxx

          Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER HORIZON 10+ PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                    ---

                  Please vote by filling in the boxes below.

                                                       FOR     AGAINST   ABSTAIN

PROPOSAL 1
----------

To elect Trustees of the Trust.                        [_]     [_]       [_]

NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham,
(03) Linda C. Coughlin, (04) Donald L. Dunaway,
(05) James R. Edgar, (06) William F. Glavin,
(07) Robert B. Hoffman, (08) Shirley D. Peterson,
(09) Fred B. Renwick, (10) William P. Sommers,
(11) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

____________________________________________________

PROPOSAL 3
----------

To approve an Agreement and Plan of Reorganization     [_]     [_]       [_]
as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 10+ Portfolio to
Kemper Total Return Portfolio, (ii) the distribution
Horizon 10+ Portfolio shares of beneficial interest of to each shareholder of Kemper Kemper Total Return
Portfolio in an amount equal in value to their shares of Kemper Horizon 10+ Portfolio, and (iii) the termination of Kemper Horizon 10+ Portfolio.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the         [_]    [_]     [_]
independent auditors for Kemper Horizon 10+ Portfolio for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE

                                 FORM OF PROXY

                   [Logo]                               YOUR VOTE IS IMPORTANT!
                  [Address]
                                                         VOTE TODAY BY MAIL OR
                                                          TOUCH-TONE PHONE
                                                  CALL TOLL FREE 1-XXX-XXX-XXXX

                                               Please fold and detach card at
                                               perforation before mailing.

 *** CONTROL NUMBER: xxx xxx xxx xxx xx ***


                         KEMPER HORIZON 20+ PORTFOLIO
                            Kemper Variable Series
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                              (800) [          ]
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         3:30 p.m., on March 14, 2001

     The undersigned hereby appoints Kathryn L. Quirk, Philip J. Collora, Maureen E. Kane and Caroline Pearson, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Kemper Horizon 20+ Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on March 14, 2001 at 3:30 p.m., Eastern time, and at any adjournments thereof.

                                    PLEASE SIGN AND RETURN PROMPTLY IN THE
                                    ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                    Dated ____________________________, 2001

                                    Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

               [Name]               ___________________________________________
               [Address]            ___________________________________________
                                         Signature(s) of Shareholder(s)

                   [Logo]                                YOUR VOTE IS IMPORTANT!
                  [Address]
                                                          VOTE TODAY BY MAIL OR
                                                           TOUCH-TONE PHONE
                                                  CALL TOLL FREE 1-xxx-xxx-xxxx

           Please fold and detach card at perforation before mailing.

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF KEMPER HORIZON 20+ PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                    ---

                   Please vote by filling in the boxes below.

                                                       FOR     AGAINST   ABSTAIN

PROPOSAL 1
----------

To elect Trustees of the Trust.                        [_]     [_]       [_]

NOMINEES:
(01) John W. Ballantine, (02) Lewis A. Burnham,
(03) Linda C. Coughlin, (04) Donald L. Dunaway,
(05) James R. Edgar, (06) William F. Glavin,
(07) Robert B. Hoffman, (08) Shirley D. Peterson,
(09) Fred B. Renwick, (10) William P. Sommers,
(11) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

____________________________________________________

PROPOSAL 4
----------

To approve an Agreement and Plan of Reorganization     [_]     [_]       [_]
as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of Kemper Horizon 20+ Portfolio to
Kemper Total Return Portfolio, (ii) the distribution to each shareholder of Kemper Horizon 20+ Portfolio shares of beneficial interest of Kemper Total Return
Portfolio in an amount equal in value to their shares of Kemper Horizon 20+ Portfolio, and (iii) the termination of Kemper Horizon 20+ Portfolio.

PROPOSAL 5
----------

To ratify the selection of Ernst & Young LLP as the          [_]   [_]   [_]
independent auditors for Kemper Horizon 20+ Portfolio for its current fiscal year.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                          PLEASE SIGN ON REVERSE SIDE